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                                                                    Exhibit 10.3

                          CERTIFICATE OF DESIGNATION OF
                       THE RELATIVE RIGHTS AND PREFERENCES
                                     OF THE
                            SERIES D PREFERRED STOCK,
           SERIES E CONVERTIBLE PARTICIPATING SENIOR PREFERRED STOCK,
                        SERIES F SENIOR PREFERRED STOCK,
                            SERIES G PREFERRED STOCK,
                      SERIES H CONVERTIBLE PREFERRED STOCK,
                                       AND
                         SERIES I SENIOR PREFERRED STOCK
                                       OF
                          SWISSRAY INTERNATIONAL, INC.

The undersigned, the Chief Executive Officer and President of Swissray International, Inc., a Delaware corporation (the "Corporation") does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Corporation pursuant to its Certificate of Incorporation, as amended, the Board of Directors of the Corporation adopted resolutions on November 20, 2002 (the "Certificate of Designations"), creating the following series of the Corporation's authorized but unissued preferred stock to be designated, and each having the rights and preferences, as follows:

     Section 1. Designation and Number.

     1. 7,000 shares of Series D Preferred Stock, $.0001 par value per share (the "Series D Preferred Stock");

     2. 12,000 shares of Series E Convertible Participating Senior Preferred Stock, $.0001 par value per share (the "Series E Preferred Stock");

     3. 42,500 shares of Series F Senior Preferred Stock, $.0001 par value per share (the "Series F Preferred Stock");

     4. 100,000 shares of Series G Preferred Stock, $.0001 par value per share (the "Series G Preferred Stock");

     5. 23,644 shares of Series H Convertible Preferred Stock, $.0001 par value per share (the "Series H Preferred Stock"); and

     6. 10,000 shares of Series I Senior Preferred Stock, $.0001 par value per share (the "Series I Preferred Stock").

Terms used herein and not otherwise defined herein shall have the meanings given such terms in Section 2.H.6 below.

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     Section 2. Terms of the Series D Preferred Stock, the Series E Preferred
Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock.

     The powers, preferences, rights, qualification, limitations and restrictions of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock are as follows:

     A. Series D Preferred Stock.

     1. Ranking. The Series D Preferred Stock shall (i) rank junior to the Series E Preferred Stock, the Series F Preferred Stock, the Series I Preferred Stock and any Designated Senior Securities, (ii) rank on parity with the Series G Preferred Stock and (ii) rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized, with respect to dividend rights and rights on liquidation, dissolution, redemption or winding up.

     2. Dividends and Distributions.

     (a) Dividends. The holders of shares of Series D Preferred Stock shall be entitled to receive dividends, as, when and if declared by the Board of Directors, out of funds legally available therefore ("Legally Available Funds"). Dividends on each share of Series D Preferred Stock shall accrue on a daily basis at the rate of 10% per annum on the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series D Preferred Stock to and excluding the first to occur of
(i) the date on which such share of Series D Preferred Stock is redeemed by the Corporation, (ii) the date on which the Liquidation Value of such Series D Preferred Stock (plus an amount equal to all accumulated or accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation; or (iii) the date on which such share of Series D Preferred Stock is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are Legally Available Funds, and such dividends shall be cumulative such that all accumulated or accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Equity (other than Permitted Redemptions). The date on which the Corporation initially issues any share of Series D Preferred Stock shall be deemed to be its "date of issuance" regardless of the number of times subsequent transfer of such share of Series D Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series D Preferred Stock.

     (b) Dividend Reference Dates. To the extent not paid on the last day of December, March, June and September of each year beginning on December 31, 2002 (the "Dividend Reference Date"), all dividends which have accrued on each share of Series D Preferred Stock outstanding during the quarterly period (or a portion thereof in the case of the initial Dividend Reference Date with respect to the Series D Preferred Stock) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share of Series D Preferred Stock.

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     (c)  Distribution of Partial Dividend Payments. If at any time the
Corporation pays less than the total amount of dividends then accrued with respect to the Series D Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the shares of Series D Preferred Stock held by such holders thereof.

     3. Voting Rights. The holders of Series D Preferred Stock shall not have any right to vote except, and solely to the extent, as required under applicable law.

     4.   Liquidation, Dissolution or Winding Up.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a Deemed Liquidation Event), following the distribution in full to the holders of the Series E Preferred Stock, the Series F Preferred Stock and the Series I Preferred Stock of the Series E Senior Preference (as defined in Section 2.B.4(a) below), the Series F Senior Preference (as defined in Section 2.C.4(a) below) and the Series I Senior Preference (as defined in Section 2.F.4(a) below) (and the Designated Senior Securities (if applicable)), but before any distribution or payment to holders of Common Stock or any other capital stock ranking junior to the Series D Preferred Stock (including, without limitation, any Junior Equity), the holders of shares of Series D Preferred Stock shall be entitled to be paid an amount equal to the Liquidation Value (plus any accumulated or accrued but unpaid dividends thereon) with respect to each share of Series D Preferred Stock (the "Series D Shared Preference") which shall be paid on parity with the Series E Shared Preference (as defined in Section 2.B.4(a) below), the Series F Shared Preference (as defined in Section 2.C.4(a) below) and the Series G Shared Preference (as defined in Section 2.D.4(a) below).

     (b) If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the Corporation available for distribution to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall be insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the corporation available for distribution to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock are insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference but are sufficient to pay to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in full the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall, first, be distributed among and paid to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in respect of such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference

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and, second, the remainder of such assets shall be distributed among and paid to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment of the Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference in full.

     (c) Whenever a distribution provided for in this Section 2.A.4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property determined in good faith by the Corporation's Board of Directors (or as otherwise set forth in Section 2.B.4(c) or Section 2.C.4(c) below).

     5. Redemption at the Option of the Corporation. The Corporation may, at any time and from time to time at its option, redeem all or any portion of the shares of Series D Preferred Stock then outstanding. If fewer than all of the outstanding shares of the Series D Preferred Stock are to be redeemed as provided in this Section 2.A.5, the shares to be so redeemed shall be determined pro rata among the holders of record as of the applicable Redemption Date (as defined herein). The total sum payable by the Corporation per share of Series D Preferred Stock to be so redeemed shall equal the Liquidation Value thereof plus an amount equal to all accumulated or accrued and unpaid dividends thereon (the "Series D Redemption Price"). If the Corporation shall elect to exercise its rights under this Section 2.A.5, written notice of such election shall be given to the holders of record of the outstanding shares of Series D Preferred Stock, not less than ten (10) calendar days nor more than thirty (30) calendar days prior to the date on which such redemption is to be made (the "Redemption Date"). Each such notice shall state: (i) the Redemption Date and (ii) the number of shares to be redeemed. Promptly following the Redemption Date, each holder of Series D Preferred Stock so redeemed shall promptly surrender to the Corporation, at its principal corporate office, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer (or providing notice of loss, mutilation or destruction thereof and indemnifying the Corporation for any loss by it in connection with such loss, mutilation or destruction, or agreement otherwise in the form described in
Section 2.G.2 hereof). If fewer than all of the shares represented by any such certificate are redeemed, a new certificate representing the unredeemed shares shall be promptly issued to the holder of record thereof. For each share of Series D Preferred Stock which is to be redeemed pursuant to this Section 2.A.5, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder of certificates representing shares to be so redeemed as described in the preceding sentence) out of Legally Available Funds an amount in immediately available funds equal to the Series D Redemption Price. On an after the Redemption Date and the payment (or setting apart for payment in the case of a failure by a holder to surrender certificates representing the shares so redeemed) of the Series D Redemption Price by the Corporation, all rights of any holder of the Series D Preferred Stock so redeemed, including the rights, if any, to receive notices and vote, shall cease and terminate (other than the right to promptly receive certificates for the number of unredeemed shares of Series D Preferred Stock if fewer than all of the shares represented by any such certificate were redeemed); and such redeemed shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

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     6. Status of Redemption. Upon any redemption of shares of the Series D
Preferred Stock, the shares so redeemed shall be canceled.

     7. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision set forth in this Section 2.A without the prior written consent or vote of the holders of a majority of the Series D Preferred Stock outstanding at the time such action is taken.

     B. Series E Preferred Stock.

     1. Ranking. The Series E Preferred Stock shall rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized (other than the Series F Preferred Stock, the Series I Preferred Stock and the Designated Senior Securities) with respect to dividend rights and rights on liquidation, dissolution, redemption or winding up. The Series E Preferred Stock, Series F Preferred Stock and the Series I Preferred Stock shall rank on a parity with each other with respect to such matters.

     2. Dividends and Distributions.

     (a) Dividends. The holders of shares of Series E Preferred Stock shall be entitled to receive dividends, as, when and if declared by the Board of Directors, out of Legally Available Funds. Dividends on each share of Series E Preferred Stock shall accrue on a daily basis at the rate of 10% per annum on the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series E Preferred Stock to and excluding the first to occur of (i) the date on which such share of Series E Preferred Stock is converted into a Conversion Unit; (ii) the date on which the Liquidation Value of such Series E Preferred Stock (plus an amount equal to all accumulated or accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation; or (iii) the date on which such share of Series E Preferred Stock is otherwise redeemed or acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are Legally Available Funds, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock) and upon liquidation or redemption (other than a Permitted Redemption). The date on which the Corporation initially issues any share of Series E Preferred Stock shall be deemed to be its "date of issuance" regardless of the number of times subsequent transfer of such share of Series E Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series E Preferred Stock.

     (b) Dividend Reference Dates. To the extent not paid on the first Dividend Reference Date following the date of issuance of the Series E Preferred Stock, all dividends which have accrued on each share of Series E Preferred Stock outstanding during the quarterly period (or a portion thereof in the case of the initial Dividend Reference Date) ending upon each

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such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share of Series E Preferred Stock.

     (c) Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series E Preferred Stock, the Series F Preferred Stock or the Series I Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the shares of Series E Preferred Stock, the Series F Preferred Stock and the Series I Preferred Stock held by such holders thereof.

     (d) Dividends and Other Distributions on Common Stock. In case the Corporation shall at any time or from time to time declare or pay a dividend or other distribution on the Common Stock (other than any dividend covered by Section 2.B.6(a) hereof), the holders of the Series E Preferred Stock shall be entitled to a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock of the Corporation which are included in the Conversion Unit into which their shares of Series E Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution. Any such dividend or distribution shall be declared or paid on the Series E Preferred Stock at the same time such dividend or distribution is declared or paid on the Common Stock and shall be in addition to any dividends payable under Section 2.B.2(a) hereof.

     (e) Restriction on Dividends and Distributions. So long as any Series E Preferred Stock remains outstanding, without the prior written consent of the holders of a majority of the outstanding shares of Series E Preferred Stock, Series F Preferred Stock and the Series I Preferred Stock (voting together as a single class), the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock), nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock) (other than a Permitted Redemption or in connection with a liquidation, dissolution or winding up of the Corporation (including a Deemed Liquidation Event) made in accordance with Section 2.B.4 below).

     3. Voting Rights. In addition to the other rights set forth herein, except as otherwise required by applicable law, each share of Series E Preferred Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders called for the purpose or by written consent, on all matters voted on by holders of Common Stock voting together as a single class with the holders of the Common Stock and with holders of all other shares entitled to vote thereon. With respect to any such vote, each share of Series E Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast assuming that such shares of Series E Preferred Stock had been converted, on the record date for determining the stockholders of the Corporation eligible to vote on any such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, into the maximum number of shares of Common Stock into which such shares of Series E Preferred Stock are then convertible as provided herein.

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     4. Liquidation, Dissolution or Winding Up.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a Deemed Liquidation Event), before any distribution or payment to holders of Common Stock or any other capital stock (including, without limitation, the Junior Equity, the Series D Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, but excluding the Series F Preferred Stock, the Series I Preferred Stock and the Designated Senior Securities (if applicable)), but on parity with the payment to the holders of the Series F Preferred Stock of the Series F Senior Preference and the holders of the Series I Preferred Stock of the Series I Senior Preference, the holders of shares of Series E Preferred Stock shall be entitled to be paid an amount equal to the Liquidation Value (plus any accumulated or accrued but unpaid dividends thereon) with respect to each share of Series E Preferred Stock (the "Series E Senior Preference"). Following payment of the Series E Senior Preference, the Series F Senior Preference and the Series I Senior Preference, the holders of Series E Preferred Stock shall be entitled to receive an amount equal to the product of (i) the Series E Senior Preference and (ii) the Preference Factor (such amount, the "Series E Shared Preference") which shall be paid on parity with the Series F Shared Preference, the Series D Shared Preference and the Series G Shared Preference and prior to any payments in respect of the Common Stock. In addition to the payments set forth above, the holders of shares of Series E Preferred Stock shall participate, on a parity and ratably on a per share basis with the holders of the Common Stock, with respect to all such distributions or payments that the holders of Series E Preferred Stock would be entitled to receive with respect to the number of shares of Common Stock into which such holders' shares of Series E Preferred Stock were convertible immediately prior to any relevant record date or payment date in connection with liquidation, dissolution or winding up, but only to the extent that shares of Common Stock would participate in such distributions or payments (and such payment shall be junior to all equity securities of the Corporation that rank senior to the Common Stock, including, without limitation, the Series F Preferred Stock, the Series D Preferred Stock, the Series G Preferred Stock and the Series I Preferred Stock).

     (b) If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the Corporation available for distribution to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall be insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the corporation available for distribution to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock are insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference but are sufficient to pay to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in full the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the

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assets so available for distribution shall, first, be distributed among and paid to the holders of Series E Preferred, Series F Preferred and Series I Preferred Stock in respect of such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference and, second, the remainder of such assets shall be distributed among and paid to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment of the Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference in full.

     (c) Whenever a distribution provided for in this Section 2.B.4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property determined in good faith by the Corporation's Board of Directors; provided, that if the holders of a majority of the shares of Series E Preferred Stock and Series F Preferred Stock (making such determination as a single class) object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation, then the value of such property shall be determined by a nationally recognized investment banking firm (the "Appraiser") mutually agreeable to the holders of a majority of the shares of Series E Preferred Stock and Series F Preferred Stock (making such determination as a single class) and the Corporation. If such stockholders and the Corporation cannot agree on an Appraiser within fifteen (15) days from the day of receipt of written notice of such objection by the Corporation, the Corporation, on the one hand, and such stockholders, on the other hand, shall each select an Appraiser within twenty-one (21) days from the day of receipt of written notice of such objection by the Corporation, and those two Appraisers shall select, within twenty-seven
(27) days from the day of receipt of written notice of such objection by the Corporation, an independent Appraiser to determine the fair market value of such property. Such independent Appraiser shall be directed to determine fair market value of such property as soon as practicable, but in no event later than thirty
(30) days from the date of its selection. The determination by an Appraiser selected pursuant to the procedures set forth in this subsection (c) of the fair market value will be conclusive and binding on all parties. The costs and expenses of each such Appraiser shall be paid by (i) the Corporation, if such Appraiser determines that the value of such property is greater than the value determined by the Board of Directors of the Corporation, (ii) pro rata by the holders of the Series E Preferred Stock and Series F Preferred Stock if such Appraiser determines that the value thereof is less than the value determined by the Board of Directors of the Corporation, or (iii) split equally between the Corporation, on the one hand, and the holders of the Series E Preferred and Series F Preferred Stock (to be paid among them as set forth in clause (ii) immediately above) if such Appraiser determines that the value thereof is equal to the value determined by the Board of Directors of the Corporation.

     5. Conversion.

     (a) Conversion Generally. Under the circumstances set forth in this Section 2.B.5, as applicable, the Series E Preferred Stock may be convertible or shall automatically convert into Conversion Units (as defined below), at a rate of one Conversion Unit for one share of Series E Preferred Stock. A "Conversion Unit" shall consist of (i) one share of Series F Preferred Stock and (ii) 39,957.1813 shares of Common Stock, subject to adjustment pursuant to Section 2.B.6 hereof. The ratio of (a) one share of Series E Preferred Stock to (b) the number of shares of Common Stock set forth in clause (ii) of the immediately preceding sentence (e.g., the

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ratio of one share of Series E Preferred Stock to the number of shares of Common
Stock to which such share of Series E Preferred Stock converts) (subject to the adjustments set forth herein) shall be the "Common Conversion Ratio". No share of Series E Preferred Stock shall be entitled to any dividends accruing from and after the date on which such share of Series E Preferred Stock was converted into Conversion Units. If upon conversion there are any unpaid, accrued or accumulated dividends due on the shares of Series E Preferred Stock, such dividends shall continue to be deferred, but shall be considered unpaid, accrued or accumulated dividends (as the case may be) due on the Series F Preferred Stock.

     (b) Optional Conversion. Each share of Series E Preferred Stock shall be convertible, at the option of the holder thereof, into a Conversion Unit at any time after the date of issuance of such share, by surrender of such share of Series E Preferred Stock at the office of the Corporation or any transfer agent for such stock at a rate of one Conversion Unit for one share of Series E Preferred Stock. The option to convert into Conversion Units shall be exercised by (X) giving written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Series F Preferred Stock and Common Stock issuable upon conversion are to be issued and (Y) surrendering for such purpose to the Corporation, at its principal corporate office, certificates representing the shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer (or providing notice of loss, mutilation or destruction thereof and indemnifying the Corporation for any loss by it in connection with such loss, mutilation or destruction, or agreement otherwise in the form described in Section 2.G.2 hereof). If fewer than all of the shares represented by any such certificate are converted, a new certificate representing the unconverted shares of Series E Preferred Stock shall, as soon as practicable thereafter, be issued to the holder of record thereof. The Corporation shall give prompt written notice of such election to the other holders of Series E Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series E Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Series F Preferred Stock and Common Stock to which such holder shall be entitled as aforesaid. The Person in whose name any certificate for shares of Common Stock and Series F Preferred Stock shall be issued upon such conversion shall be deemed to be the holder of record of such shares of Common Stock and Series F Preferred Stock on such date of notice and surrender, notwithstanding that the share register of the Corporation shall then be closed or that the certificates representing such Common Stock and Series F Preferred Stock shall not then be actually delivered to such Person. On the date of such conversion, all rights with respect to the shares of Series E Preferred Stock so converted, including the rights, if any, to receive notices and vote as a holder of Series E Preferred Stock, will terminate, except only the rights of holders thereof to (i) promptly receive certificates for the number of shares of Common Stock and Series F Preferred Stock into which such shares of Series E Preferred Stock have been converted and
(ii) promptly receive certificates for the number of unconverted shares of Series E Preferred Stock (if fewer than all of the shares represented by any such certificate are converted). On the date of such conversion, the holders of Series E Preferred Stock so converted shall have the right to exercise the rights to which they are entitled as holders of Common Stock and Series F Preferred Stock resulting from such conversion.

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     (c)  Automatic Conversion. Each share of Series E Preferred Stock shall automatically be converted into Conversion Units, at a rate of one Conversion Unit for one share of Series E Preferred Stock on the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series E Preferred Stock (provided such specified date is after the date of obtaining such consent or agreement, and the holders of Series E Preferred Stock effecting an automatic conversion pursuant to this clause provide to the Corporation, at its principal corporate office, written notice of the occurrence of such automatic conversion at least ten (10) business days prior to the occurrence of such automatic conversion) (the "Automatic Conversion Date"). Immediately after the Automatic Conversion Date, each holder of Series E Preferred Stock shall be deemed to be the holder of record of the Series F Preferred Stock and Common Stock issuable upon conversion of such holder's Series E Preferred Stock notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such Series F Preferred Stock or Common Stock shall not then be actually delivered to such holder. Upon written notice from the Corporation, each holder of Series E Preferred Stock so converted shall promptly surrender to the Corporation at its principal office, certificates representing the shares so converted, duly endorsed in blank or accompanied by proper instruments of transfer (or providing notice of loss, mutilation or destruction thereof and indemnifying the Corporation for any loss by it in connection with such loss, mutilation or destruction, or agreement otherwise in the form described in Section 2.G.2 hereof) in exchange for certificates for the number of shares of Common Stock and Series F Preferred Stock into which such shares of Series E Preferred Stock have been converted. On the Automatic Conversion Date, all rights with respect to the shares of Series E Preferred Stock so converted, including the rights to receive notices and vote, will terminate, except only the rights of holders thereof to (i) promptly receive certificates for the number of shares of Common Stock and Series F Preferred Stock into which such shares of Series E Preferred Stock have been converted and (ii) exercise the rights to which they are entitled as holders of Common Stock and Series F Preferred Stock.

     6.   Anti-dilution Adjustments.

     (a) Dividend, Subdivision, Combination or Reclassification of Common Stock. If the Corporation shall, at any time or from time to time, (i) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (excluding any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then, in each such case, the Common Conversion Ratio, at the time of the record date for such dividend or of the effective data of such subdivision, combination or reclassification shall be proportionately adjusted so that, in connection with a conversion of the shares of Series E Preferred Stock after such date, the holder of shares of Series E Preferred Stock shall be entitled to receive the aggregate number and kind of shares of capital stock which, if the conversion had occurred immediately prior to such date, the holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately upon the record date of such dividend or the effective date of such subdivision, combination or reclassification.

     (b) No Impairment. The Corporation will not, without the prior written consent of the holders of a majority of the outstanding Series E Preferred Stock, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the carrying out of all the provisions of Section 2.B.5 regarding conversion and this Section 2.B.6 regarding adjustments for anti-dilution consistent with the tenor and purpose of such actions.

     7. Reservation of Common Stock and Series F Preferred Stock. The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Series E Preferred Stock the maximum number of each of its authorized but unissued shares of Common Stock and Series F Preferred Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Series E Preferred Stock into Conversion Units and shall take all action required to increase the authorized number of shares of Common Stock or Series F Preferred Stock, as the case may be, if at any time there shall be insufficient authorized but unissued shares of Common Stock or Series F Preferred Stock, as the case may be, to permit such reservation or to permit the conversion of all outstanding shares of Series E Preferred Stock. Without limiting the foregoing obligations of the Corporation or any other obligations of the Corporation at law or in equity, and without limiting any breach by the Corporation of any of such obligations or any rights or remedies of a holder of Series E Preferred Stock with respect to any such breach, if at any time the number of authorized but unissued shares of Common Stock or Series F Preferred Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series E Preferred Stock, the Corporation shall provide immediate written notice of such deficiency to each holder of Series E Preferred Stock and, in addition to such other remedies as shall be available to the holder of such Series E Preferred Stock and without being deemed to grant to the Corporation any additional period of cure for any of the foregoing breaches then provided elsewhere herein, the Corporation, at the direction of any holder of Series E Preferred Stock, shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock and/or Series F Preferred Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, using its best efforts to thereafter obtain the requisite stockholder approval of any necessary amendment to its Certificate of Incorporation.

     8. Status on Conversion. Upon any conversion of shares of the Series E Preferred Stock, the shares so converted shall be canceled.

     9. Sufficient Securities. Any provision that entitles a holder of Series E Preferred Stock to exercise rights, or otherwise be treated, on an as converted basis shall be construed and applied as if all of the shares into which each such share of Series E Preferred Stock is convertible are authorized but unissued and available for issuance upon such conversion.

     10. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision relating to the rights of the Series E Preferred Stock hereof without the prior written consent or vote of the holders of a majority of the Series E Preferred Stock outstanding at the time such action is taken.

     C.   Series F Preferred Stock.

     1. Ranking. The Series F Preferred Stock shall rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized (other than the Series E Preferred Stock, the Series I Preferred Stock and the Designated Senior Securities) with respect to dividend rights and rights on liquidation, dissolution, redemption or winding up. The Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall rank on a parity with each other with respect to such matters.

     2. Dividends and Distributions.

     (a) Dividends. The holders of shares of Series F Preferred Stock shall be entitled to receive dividends, as, when and if declared by the Board of Directors from Legally Available Funds. Dividends on each share of Series F Preferred Stock shall accrue on a daily basis at the rate of 10% per annum on the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon (including, without limitation, an amount equal to those dividends referred to in the last sentence of Section 2.B.5(a) hereof) from and including the date of issuance of such Series F Preferred Stock to and excluding the first to occur of (i) the date on which such share of Series F Preferred Stock is redeemed by the Corporation, (ii) the date on which the Liquidation Value of such Series F Preferred Stock (plus an amount equal to all accumulated or accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation; or (iii) the date on which such share of Series F Preferred Stock is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are Legally Available Funds, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock) (other than Permitted Redemptions). The date on which the Corporation initially issues any share of Series F Preferred Stock shall be deemed to be its "date of issuance" regardless of the number of times subsequent transfer of such share of Series F Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series F Preferred Stock.

     (b) Dividend Reference Dates. To the extent not paid on the first Dividend Reference Date following the date of issuance of the Series F Preferred Stock, all dividends which have accrued on each share of Series F Preferred Stock outstanding during the quarterly period (or a portion thereof in the case of the initial Dividend Reference Date with respect to the Series F Preferred Stock) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share of Series F Preferred Stock.

     (c) Distribution of Partial Dividend Payments. If at any time the Corporation pays less than the total amount of dividends then accrued with respect to the Series E Preferred Stock, the Series F Preferred Stock or Series I Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the shares of Series F Preferred Stock, the Series E Preferred Stock and the Series I Preferred Stock held by such holders thereof.

     (d) Restriction on Dividends and Distributions. So long as any Series F Preferred Stock remains outstanding, without the prior written consent or vote of the holders of a majority of the outstanding shares of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock (voting together as a single class), the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock), nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock) (other than a Permitted Redemption or in connection a liquidation, dissolution or winding up of the Corporation (including a Deemed Liquidation Event) made in accordance with Section 2.C.4 below).

     3. Voting Rights. Other than the rights otherwise set forth herein, the holders of Series F Preferred Stock shall not have any right to vote except, and solely to the extent, as required under applicable law.

     4.   Liquidation, Dissolution or Winding Up.


     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a Deemed Liquidation Event), before any distribution or payment to holders of Common Stock or any other capital stock (including, without limitation, the Junior Equity, the Series D Preferred Stock, the Series G Preferred Stock and the Series H Preferred Stock, but excluding the Series E Preferred Stock, the Series I Preferred Stock and the Designated Senior Securities (if applicable)), but on parity with the payment to the holders of the Series E Preferred Stock of the Series E Senior Preference and the holders of the Series I Preferred Stock of the Series I Senior Preference, the holders of shares of Series F Preferred Stock shall be entitled to be paid an amount equal to the Liquidation Value (plus any accumulated or accrued but unpaid dividends thereon) with respect to each share of Series F Preferred Stock (the "Series F Senior Preference"). Following payment of the Series F Senior Preference, the Series E Senior Preference and Series I Senior Preference, the holders of Series F Preferred Stock shall be entitled to receive an amount equal to the product of (i) the Series F Senior Preference and (ii) the Preference Factor (such amount, the "Series F Shared Preference") which shall be paid on parity with the Series E Shared Preference, the Series D Shared Preference and the Series G Shared Preference and prior to any payments in respect of the Common Stock.

     (b) If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the Corporation available for distribution to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall be insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the corporation available for distribution to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock are insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference but are sufficient to pay to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in full the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall, first, be distributed among and paid to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in respect of such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference and, second, the remainder of such assets shall be distributed among and paid to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment of the Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference in full.

     (c) Whenever a distribution provided for in this Section 2.C.4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property determined in good faith by the Corporation's Board of Directors; provided, that if the holders of a majority of the shares of Series E Preferred Stock and Series F Preferred Stock (making such determination as a single class) object to such valuation as determined by the Board of directors within fifteen (15) days of receipt of written notice of such valuation, then the value of such property shall be determined by an Appraiser mutually agreeable to the holders of a majority of the shares of Series E Preferred Stock and Series F Preferred Stock (making such determination as a single class) and the Corporation. If such stockholders and the Corporation cannot agree on an Appraiser within fifteen (15) days from the day of receipt of written notice of such objection by the Corporation, the Corporation, on the one hand, and such stockholders, on the other hand, shall each select an Appraiser within twenty-one (21) days from the day of receipt of written notice of such objection by the Corporation, and those two Appraisers shall select, within twenty-seven (27) days from the day of receipt of written notice of such objection by the Corporation, an independent Appraiser to determine the fair market value of such property. Such independent Appraiser shall be directed to determine fair market value of such property as soon as practicable, but in no event later than thirty (30) days from the date of its selection. The determination by an Appraiser selected pursuant to the procedures set forth in this subsection (c) of the fair market value will be conclusive and binding on all parties. The costs and expenses of each such Appraiser shall be paid by (i) the Corporation, if such Appraiser determines that the value of such property is greater than the value determined by the Board of Directors of the Corporation,
(ii) pro rata by the holders of the Series E Preferred Stock and Series F Preferred Stock if such Appraiser determines that the value thereof is less than the value determined by the Board of Directors of the Corporation, or (iii) split equally between the Corporation, on the one hand, and the holders of the Series E Preferred and Series F Preferred Stock (to be paid among them as set forth in clause (ii) immediately above) if such Appraiser determines that the value thereof is equal to the value determined by the Board of Directors of the Corporation.

     5. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision relating to the rights of the Series F Preferred Stock hereof without the prior written consent or vote of the holders of a majority of the Series E Preferred Stock and Series F Preferred Stock, voting together as a single class, outstanding at the time such action is taken.

     D.   Series G Preferred Stock.

     1. Ranking. The Series G Preferred Stock shall (i) rank junior to the Series E Preferred Stock, the Series F Preferred Stock, the Series I Preferred Stock and any Designated Senior Securities, (ii) rank on parity with the Series D Preferred Stock and (ii) rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized, with respect to dividend rights and rights on liquidation, dissolution, redemption or winding up.

     2. No Dividends. The holders of shares of Series G Preferred Stock shall not be entitled to receive any dividends.

     3. Voting Rights. The holders of Series G Preferred Stock shall not have any right to vote except, and solely to the extent, as required under applicable law.

     4.   Liquidation, Dissolution or Winding Up.

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a Deemed Liquidation Event), following the distribution in full to the holders of the Series E Preferred Stock, the Series F Preferred Stock and the Series I Preferred Stock of the Series E Senior Preference, the Series F Senior Preference and the Series I Senior Preference (and the Designated Senior Securities (if applicable)), but before any distribution or payment to holders of Common Stock or any other capital stock ranking junior to the Series G Preferred Stock (including, without limitation, any Junior Equity), the holders of shares of Series G Preferred Stock shall be entitled to be paid an amount equal to the Series G Shared Preference (pro rata based on the number of shares of Series G Preferred Stock held) which shall be paid on parity with the Series D Shared Preference, the Series E Shared Preference and the Series F Shared Preference.

     (b) If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the Corporation available for distribution to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall be insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full. If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the corporation available for distribution to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock are insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and Series G Shared Preference but are sufficient to pay to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in full the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall, first, be distributed among and paid to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock in respect of such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference and, second, the remainder of such assets shall be distributed among and paid to the holders of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment of the Series D Shared Preference, Series E Shared Preference, Series F Shared Preference and the Series G Shared Preference in full.

     (c) Whenever a distribution provided for in this Section 2.D.4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property determined in good faith by the Corporation's Board of Directors (or as otherwise set forth in Section 2.B.4(c) or Section 2.C.4(c) above).

     5. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision set forth in this Section 2.D without the prior written consent or vote of the holders of a majority of the Series G Preferred Stock outstanding at the time such action is taken.

     E.  Series H Preferred Stock.
         ------------------------

     1. Ranking. The Series H Preferred Stock shall rank (i) on parity with the Corporation's common stock and (ii) junior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock or other capital stock, now or hereafter authorized with respect to dividend rights and rights on liquidation, dissolution, redemption or winding up.

     2.  Dividends and Distributions.
         ---------------------------

     (a) Dividends. Except as provided in Section 2.E.2(b) below, the holders of shares of Series H Preferred Stock shall not be entitled to receive dividends.

     (b) Dividends and Other Distributions on Common Stock. In case the Corporation shall at any time or from time to time declare or pay a dividend or other distribution on the Common Stock (other than any dividend covered by Section 2.E.6(a) hereof), the holders of the Series H Preferred Stock shall be entitled to a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock into which their shares of Series H Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution. Any such dividend or distribution shall be declared on the Series H Preferred Stock at the same time such dividend or distribution is declared on the Common Stock, but any such dividend or distribution shall be paid to the holders of Series H Preferred Stock before any payment to the holders of Common Stock with respect to such dividend or distribution.

     3. Voting Rights. In addition to the other rights set forth herein, except as otherwise required by applicable law, each share of Series H Preferred Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders called for the purpose or by written consent, on all matters voted on by holders of Common Stock voting together as a single class with the holders of the Common Stock and with holders of all other shares entitled to vote thereon. With respect to any such vote, each share of Series H Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast assuming that such shares of Series H Preferred Stock had been converted, on the record date for determining the stockholders of the Corporation eligible to vote on any such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited, into the maximum number of shares of Common Stock into which such shares of Series H Preferred Stock are then convertible as provided herein.

     4.  Liquidation, Dissolution or Winding Up.
         --------------------------------------

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a Deemed Liquidation Event), following the distribution in full to the holders of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock and Series I Preferred Stock of the Series D Shared Preference, the Series E Senior Preference, the Series E Shared Preference, the Series F Senior Preference, the Series F Shared Preference, the Series G Shared Preference and the Series I Senior Preference, the holders of shares of Series H Preferred Stock shall participate, on a parity and ratably on a per share basis with the holders of the Common Stock (and Series E Preferred Stock), with respect to all such distributions or payments that the holders of Series H Preferred Stock would be entitled to receive with respect to the number of shares of Common Stock into which such holders' shares of Series H Preferred Stock were convertible immediately prior to any relevant record date or payment date in connection with liquidation, dissolution or winding up, but only to the extent that shares of Common Stock would participate in such distributions or payments (and such payment shall be junior to all equity securities of the Corporation that rank senior to the Common Stock).

     (b) Whenever a distribution provided for in this Section 2.E.4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property determined in good faith by the Corporation's Board of Directors (or as otherwise set forth in Section 2.B.4(c) or Section 2.C.4(c) above).

     5.  Conversion.
         ----------

     (a) Conversion Generally. Under the circumstances set forth in this Section 2.E.5, as applicable, the Series H Preferred Stock shall convert into Common Stock, at a rate of 10,000 shares of Common Stock for one share of Series H Preferred Stock, subject to adjustment pursuant to Section 2.E.6 hereof (the "H To Common Conversion Ratio"). No share of Series H

Preferred Stock shall be entitled to any dividends accruing from and after the date on which such share of Series H Preferred Stock was converted into Common Stock.

     (b) Optional Conversion. Each share of Series H Preferred Stock shall be convertible, at the option of the holder thereof, into Common Stock at any time after the date of issuance of such share, by surrender of such share of Series H Preferred Stock at the office of the Corporation or any transfer agent for such stock at the H To Common Conversion Ratio. The option to convert into Common Stock shall be exercised by (X) giving written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock issuable upon conversion are to be issued and (Y) surrendering for such purpose to the Corporation, at its principal corporate office, certificates representing the shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer (or providing notice of loss, mutilation or destruction thereof and indemnifying the Corporation for any loss by it in connection with such loss, mutilation or destruction, or agreement otherwise in the form described in Section 2.G.2 hereof). If fewer than all of the shares represented by any such certificate are converted, a new certificate representing the unconverted shares of Series H Preferred Stock shall, as soon as practicable thereafter, be issued to the holder of record thereof. The Corporation shall give prompt written notice of such election to the other holders of Series H Preferred Stock. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series H Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. The Person in whose name any certificate for shares of Common Stock shall be issued upon such conversion shall be deemed to be the holder of record of such shares of Common Stock on such date of notice and surrender, notwithstanding that the share register of the Corporation shall then be closed or that the certificates representing such Common Stock shall not then be actually delivered to such Person. On the date of such conversion, all rights with respect to the shares of Series H Preferred Stock so converted, including the rights, if any, to receive notices and vote as a holder of Series H Preferred Stock, will terminate, except only the rights of holders thereof to (i) promptly receive certificates for the number of shares of Common Stock into which such shares of Series H Preferred Stock have been converted and (ii) promptly receive certificates for the number of unconverted shares of Series H Preferred Stock (if fewer than all of the shares represented by any such certificate are converted). On the date of such conversion, the holders of Series H Preferred Stock so converted shall have the right to exercise the rights to which they are entitled as holders of Common Stock resulting from such conversion.

     (c) Automatic Conversion. Each share of Series H Preferred Stock shall automatically be converted into Common Stock, at the H to Common Ratio on the date specified by the Corporation's Board of Directors (the "Automatic Conversion Date"); provided, however, that on such date the Corporation has a sufficient number of authorized but unissued shares of Common Stock immediately available for issuance to fully complete such conversion. Immediately after the Automatic Conversion Date, each holder of Series H Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon conversion of such holder's Series H Preferred Stock notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such holder. Upon written notice from the Corporation, each holder of Series H

Preferred Stock so converted shall promptly surrender to the Corporation at its principal office, certificates representing the shares so converted, duly endorsed in blank or accompanied by proper instruments of transfer (or providing notice of loss, mutilation or destruction thereof and indemnifying the Corporation for any loss by it in connection with such loss, mutilation or destruction, or agreement otherwise in the form described in Section 2.G.2 hereof) in exchange for certificates for the number of shares of Common Stock into which such shares of Series H Preferred Stock have been converted. On the Automatic Conversion Date, all rights with respect to the shares of Series H Preferred Stock so converted, including the rights to receive notices and vote, will terminate, except only the rights of holders thereof to (i) promptly receive certificates for the number of shares of Common Stock into which such shares of Series H Preferred Stock have been converted and (ii) exercise the rights to which they are entitled as holders of Common Stock.

     6.  Anti-dilution Adjustments.
         -------------------------

     (a) Dividend, Subdivision, Combination or Reclassification of Common Stock. If the Corporation shall, at any time or from time to time, (i) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (excluding any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then, in each such case, the H To Common Conversion Ratio, at the time of the record date for such dividend or of the effective data of such subdivision, combination or reclassification shall be proportionately adjusted so that, in connection with a conversion of the shares of Series H Preferred Stock after such date, the holder of shares of Series H Preferred Stock shall be entitled to receive the aggregate number and kind of shares of capital stock which, if the conversion had occurred immediately prior to such date, the holder would have owned upon such conversion and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately upon the record date of such dividend or the effective date of such subdivision, combination or reclassification.

     (b) No Impairment. The Corporation will not, without the prior written consent of the holders of a majority of the outstanding Series H Preferred Stock, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the carrying out of all the provisions of Section 2.E.5 regarding conversion and this Section 2.E.6 regarding adjustments for anti-dilution consistent with the tenor and purpose of such actions.

     7. Status on Conversion. Upon any conversion of shares of the Series H Preferred Stock, the shares so converted shall be canceled.

     8. Sufficient Securities. Any provision that entitles a holder of Series H Preferred Stock to exercise rights, or otherwise be treated, on an as converted basis shall be construed and applied as if all of the shares into which each such share of Series H Preferred Stock is convertible are authorized but unissued and available for issuance upon such conversion.

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     9.  Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision relating to the rights of the Series H Preferred Stock hereof without the prior written consent or vote of the holders of a majority of the Series H Preferred Stock outstanding at the time such action is taken.

     F.  Series I Preferred Stock.
         ------------------------

     1. Ranking. The Series I Preferred Stock shall rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized (other than the Series E Preferred Stock, the Series F Preferred Stock and the Designated Senior Securities) with respect to dividend rights and rights on liquidation, dissolution, redemption or winding up. The Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall rank on a parity with each other with respect to such matters.

     2.  Dividends and Distributions.
         ---------------------------

     (a) Dividends. The holders of shares of Series I Preferred Stock shall be entitled to receive dividends, as, when and if declared by the Board of Directors from Legally Available Funds. Dividends on each share of Series I Preferred Stock shall accrue on a daily basis at the rate of 10% per annum on the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon from and including the date of issuance of such Series I Preferred Stock to and excluding the first to occur of (i) the date on which such share of Series I Preferred Stock is redeemed by the Corporation, (ii) the date on which the Liquidation Value of such Series I Preferred Stock (plus an amount equal to all accumulated or accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of the Corporation; or
(iii) the date on which such share of Series I Preferred Stock is otherwise acquired by the Corporation. Such dividends shall accrue whether or not they have been declared and whether or not there are Legally Available Funds, and such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividends, distributions, redemptions or other payments may be made with respect to any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock) (other than Permitted Redemptions). The date on which the Corporation initially issues any share of Series I Preferred Stock shall be deemed to be its "date of issuance" regardless of the number of times subsequent transfer of such share of Series I Preferred Stock is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share of Series I Preferred Stock.

     (b) Dividend Reference Dates. To the extent not paid on the first Dividend Reference Date following the date of issuance of the Series I Preferred Stock, all dividends which have accrued on each share of Series I Preferred Stock outstanding during the quarterly period (or a portion thereof in the case of the initial Dividend Reference Date with respect to the Series I Preferred Stock) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such share of Series I Preferred Stock.

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     (c) Distribution of Partial Dividend Payments. If at any time the
Corporation pays less than the total amount of dividends then accrued with respect to the Series E Preferred Stock, the Series F Preferred Stock or Series I Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued but unpaid dividends on the shares of Series F Preferred Stock, the Series E Preferred Stock and the Series I Preferred Stock held by such holders thereof.

     (d) Restriction on Dividends and Distributions. So long as any Series I Preferred Stock remains outstanding, without the prior written consent or vote of the holders of a majority of the outstanding shares of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock (voting together as a single class), the Corporation shall not, nor shall it permit any Subsidiary to, redeem, purchase or otherwise acquire directly or indirectly any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock), nor shall the Corporation directly or indirectly pay or declare any dividend or make any distribution upon any Junior Equity (including, any Series D Preferred Stock, Series G Preferred Stock or Series H Preferred Stock) (other than a Permitted Redemption or in connection with a liquidation, dissolution or winding up of the Corporation (including a Deemed Liquidation Event) made in accordance with Section 2.F.4 below).

     3. Voting Rights. Other than the rights otherwise set forth herein, the holders of Series I Preferred Stock shall not have any right to vote except, and solely to the extent, as required under applicable law.

     4.  Liquidation, Dissolution or Winding Up.
         --------------------------------------

     (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (including, without limitation, a Deemed Liquidation Event), before any distribution or payment to holders of Common Stock or any other capital stock (including, without limitation, the Junior Equity, the Series D Preferred Stock, the Series G Preferred Stock, and the Series H Preferred Stock, but excluding the Series E Preferred Stock, the Series F Preferred Stock and the Designated Senior Securities (if applicable)), but on parity with the payment to the holders of the Series E Preferred Stock of the Series E Senior Preference and the holders of the Series F Preferred Stock of the Series F Senior Preference, the holders of shares of Series I Preferred Stock shall be entitled to be paid an amount equal to the Liquidation Value (plus any accumulated or accrued but unpaid dividends thereon) with respect to each share of Series I Preferred Stock (the "Series I Senior Preference").

     (b) If upon any liquidation, dissolution or winding up of the Corporation (including, without limitation, a Deemed Liquidation Event), the assets of the Corporation available for distribution to the holders of Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock shall be insufficient to pay in full to such holders the sums which such holders are entitled to receive pursuant to such holders' Series E Senior Preference, Series F Senior Preference and Series I Senior Preference, then all of the assets so available for distribution shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

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

     (c) Whenever a distribution provided for in this Section 2.F.4 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property determined in good faith by the Corporation's Board of Directors (or as otherwise set forth in Section 2.B.4(c) or Section 2.C.4(c) above).

     5. Redemption at the Option of the Corporation. The Corporation may, at any time and from time to time at its option, redeem all or any portion of the shares of Series I Preferred Stock then outstanding. If fewer than all of the outstanding shares of the Series I Preferred Stock are to be redeemed as provided in this Section 2.F.5, the shares to be so redeemed shall be determined pro rata among the holders of record as of the applicable Redemption Date. The total sum payable by the Corporation per share of Series I Preferred Stock to be so redeemed shall equal the Liquidation Value thereof plus an amount equal to all accumulated or accrued and unpaid dividends thereon (the "Series I Redemption Price"). If the Corporation shall elect to exercise its rights under this Section 2.F.5, written notice of such election shall be given to the holders of record of the outstanding shares of Series I Preferred Stock, not less than ten (10) calendar days nor more than thirty (30) calendar days prior to the Redemption Date. Each such notice shall state: (i) the Redemption Date and (ii) the number of shares to be redeemed. Promptly following the Redemption Date, each holder of Series I Preferred Stock so redeemed shall promptly surrender to the Corporation, at its principal corporate office, certificates representing the shares so redeemed, duly endorsed in blank or accompanied by proper instruments of transfer (or providing notice of loss, mutilation or destruction thereof and indemnifying the Corporation for any loss by it in connection with such loss, mutilation or destruction, or agreement otherwise in the form described in Section 2.G.2 hereof). If fewer than all of the shares represented by any such certificate are redeemed, a new certificate representing the unredeemed shares shall be promptly issued to the holder of record thereof. For each share of Series I Preferred Stock which is to be redeemed pursuant to this Section 2.F.5, the Corporation shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder of certificates representing shares to be so redeemed as described in the preceding sentence) out of Legally Available Funds an amount in immediately available funds equal to the Series I Redemption Price. On an after the Redemption Date and the payment (or setting apart for payment in the case of a failure by a holder to surrender certificates representing the shares so redeemed) of the Series I Redemption Price by the Corporation, all rights of any holder of the Series I Preferred Stock so redeemed, including the rights, if any, to receive notices and vote, shall cease and terminate (other than the right to promptly receive certificates for the number of unredeemed shares of Series I Preferred Stock if fewer than all of the shares represented by any such certificate were redeemed); and such redeemed shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

     6. Status of Redemption. Upon any redemption of shares of the Series I Preferred Stock, the shares so redeemed shall be canceled.

     7. Amendment and Waiver. No amendment, modification or waiver shall be binding or effective with respect to any provision set forth in this Section 2.F without the prior written consent or vote of the holders of a majority of the Series I Preferred Stock outstanding at the time such action is taken.

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

     G. General Provisions Applying to the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock.

     1. Registration of Transfer. The Corporation shall keep at its principal office a register for the registration of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock. Upon the surrender of any certificate representing the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock or the Series I Preferred Stock at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock or the Series I Preferred Stock, as applicable, represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock or the Series I Preferred Stock, as applicable, as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock or the Series I Preferred Stock, as applicable, represented by such new certificate from the date to which dividends have been fully paid on such Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series I Preferred Stock, as applicable, represented by the surrendered certificate.

     2. Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, the Series H Preferred Stock or Series I Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnify reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such loss, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series D Preferred Stock, Series E Preferred Stock, the Series F Preferred Stock or the Series I Preferred Stock, as applicable, represented by such new certificates from the to which dividends have been fully paid on such lost, stole, destroyed or mutilated certificates.

     3. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested and postage prepaid, or by reputable overnight courier service, charges prepaid, and shall be deemed to have been given when so mailed or sent (i) to the Corporation at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder). In addition to (and not in limitation of) any rights of the holders of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock to receive notices hereunder, the holders of the Series E Preferred Stock, the Series F Preferred Stock and the Series I Preferred Stock shall be entitled to the rights set forth in the next sentence. If notice of any event or transaction is to be given to the holders of any class or series of Junior Equity pursuant to the terms thereof as set forth in the Certificate of Incorporation of the Corporation, or in any certificate of designation thereunder, in each case, as amended, and if the holders of the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock or the Series I Preferred Stock are entitled to receive a notice regarding such an event or transaction pursuant to the terms hereof, then the holders of such Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock, the Series H Preferred Stock or the Series I Preferred Stock, as applicable, shall be entitled to such notice (to the extent it has not been previously given) at the same time as such notice is given to any holder of Junior Equity.

     4. Adjustment. To the extent not otherwise provided hereunder, all numbers and amounts set forth herein which refer to share prices or amounts shall be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock or Series I Preferred Stock, as applicable.

     5. Definitions. For the purposes of this Certificate of Designations, the following terms shall have the meanings indicated:

     "Board of Directors" shall mean the Board of Directors of the Corporation.

     "Certificate of Incorporation" shall mean the Certificate of Incorporation, as amended (including, without limitation, by any certificate of amendment or certificate of designation), of the Corporation.

     "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     "Common Stock" shall mean the Corporation's Common Stock, par value $.001 per share.

     "Deemed Liquidation Event" means (i) any sale or transfer of more than 50% of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors) in any transaction or series of transactions (other than sales in the ordinary course of business), and (ii) any merger or consolidation of the Corporation with or into any other entity or any sale of the capital securities of the Company, except (y) in the case of a merger or consolidation, for a merger or consolidation in which the Corporation is the surviving corporation, the terms of the Series D Preferred Stock, the Series E Preferred Stock, the Series F

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

Preferred Stock, the Series G Preferred Stock, the Series H Preferred Stock and the Series I Preferred Stock are not changed, and (z) in the case of a merger, consolidation or sale of capital securities, after giving effect to such merger, consolidation or sale, the direct or indirect holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors immediately prior to the merger, consolidation or sale shall continue to own the Corporation's outstanding capital stock possessing the voting power to elect a majority of the Corporation's Board of Directors. Notwithstanding the foregoing, a Deemed Liquidation Event shall be deemed not to have occurred unless the holders of a majority of the Series E Preferred Stock and Series F Preferred (voting together as a single class) agree in writing.

     "Designated Senior Securities" shall mean those securities which are expressly designated as senior to the Series E Preferred Stock, the Series F Preferred Stock and the Series I Preferred Stock (provided that no such securities shall be so designated without the prior written consent of a majority of the outstanding Series E Preferred Stock, the Series F Preferred Stock and the Series I Preferred Stock voting together as a single class).

     "Governmental Authority" shall mean the government of any nation, state, city, locality or other political subdivision or any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any Corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Junior Equity" shall mean, with respect to any class or series of capital stock or other equity securities of the Corporation, any other class or series of capital stock or other equity securities of the Corporation that rank junior upon liquidation to such class or series of capital stock or other equity securities of the Corporation, including, without limitation, the Corporation's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series H Preferred Stock and Common Stock.

     "Liquidation Value" shall mean, with respect to each share of Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series I Preferred Stock, $1,000 per share.

     "Permitted Redemption" shall mean a redemption by the Corporation of the Series D Preferred Stock or the Series I Preferred Stock as set forth herein or otherwise agreed to by the holders of a majority of the outstanding Series E Preferred Stock and the Series F Preferred Stock (voting together as a single class).

     "Person" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

     "Preference Factor" shall, with respect to a share of Series E Preferred Stock or Series F Preferred Stock, as the case may be, mean a number equal to
(a) 1.5 until but not including the one year anniversary from the date of issuance of such share, (b) 2.0 for the period beginning the one year anniversary from the date of issuance of such share and until but not including the two year anniversary from the date of issuance of such share, and (c) 2.5 from and after the two year anniversary of the date of issuance of such share; provided that, notwithstanding the foregoing, the Preference Factor with respect to a share of Series F Preferred Stock which was issued upon conversion of Series E Preferred Stock shall be determined as if the date of issuance of such share of Series F Preferred Stock were the date of issuance of the share of Series E Preferred Stock which had been converted into such share.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

     "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of November 15, 2002, by and among the Corporation and SWR Investments LLC.

     "Series G Shared Preference" shall be an amount equal to the product of (a) 0.1, times (b) the sum of the aggregate Series E Shared Preference and the Series F Shared Preference (calculated based on the number of shares of Series E Preferred Stock and Series F Preferred Stock issued pursuant to Section 1.1 or
Section 1.4 of the Securities Purchase Agreement), times (c) a fraction, the numerator of which is the number of issued and outstanding shares of Series G Preferred Stock and the denominator of which is the number of authorized (whether or not issued and outstanding) Series G Preferred Stock.

     "Shared Preference" shall mean, collectively, the Series D Shared Preference, the Series E Shared Preference, the Series F Shared Preference and the Series G Shared Preference.

     "Subsidiary" means with respect to any Person, (i) any corporation at least a majority of whose outstanding voting stock is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries, (ii) any partnership, limited liability company, joint venture or similar entity, at least a majority of whose outstanding partnership, membership or similar interests shall at the time be owned by such Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries and (iii) any limited partnership or limited liability company of which such Person or any of its Subsidiaries is a general partner or managing member. For the purposes of this definition, "voting stock" means shares, interests, participations or other equivalents in the equity interest (however designated) in such Person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such Person, other than shares, interests, participations or other equivalents having such power only by reason of contingency. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.


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